UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  May 23, 2007
                                                       ------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                           35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


     210 East Kirkwood Avenue
          Bloomington, IN                                    47408
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


(b) On May 23, 2007 Timothy Ellis, a director of Monroe Bancorp (the "Company"), announced that he will retire as a director of the Company and its wholly-owned subsidiary, Monroe Bank (the "Bank"), effective June 1, 2007. Mr. Ellis did not cite any disagreement with the Company in announcing his retirement. Dr. Bradford J. Bomba, Jr., an existing director of the Company and the Bank, has been appointed to the Audit Committee effective upon the retirement of Mr. Ellis.

     On May 23, 2007, Kathryn Burns, principal accounting officer of the Company and the Bank, announced her resignation effective September 1, 2007. Ms. Burns did not cite any disagreement with the Company in announcing her resignation.

SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  May 25, 2007

                                             MONROE BANCORP



                                             /s/ Mark D. Bradford
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                                             Mark D. Bradford
                                             President, Chief Executive Officer